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                                                                    Exhibit 3.21



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                     State of California                                  File # 200336310019
                        Kevin Shelley                                            FILED
                      Secretary of State                        in the office of the Secretary of State
                                                                      of the State of California
                                                                              DEC 22 2003

                  LIMITED LIABILITY COMPANY
            ARTICLES OF ORGANIZATION - CONVERSION                  KEVIN SHELLEY, Secretary of State

IMPORTANT -- READ ALL INSTRUCTIONS BEFORE COMPLETING THIS FORM      This Space For Filing Use Only
-------------------------------------------------------------------------------------------------------

CONVERTED ENTITY INFORMATION
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1.  NAME OF LIMITED LIABILITY COMPANY
    LINEAR LLC
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2.  THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT
    OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.
--------------------------------------------------------------------------------
3.  THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (CHECK ONLY ONE)

    [x]  ONE MANAGER    [ ]  MORE THAN ONE MANAGER    [ ]  ALL LIMITED LIABILITY
                                                           COMPANY MEMBER(S)
--------------------------------------------------------------------------------
4.  TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY (FOR INFORMATION PURPOSES
    ONLY)

WIRELESS SECURITY SYSTEMS AND REMOTE CONTROL PRODUCTS
--------------------------------------------------------------------------------
5.  MAILING ADDRESS OF THE CHIEF EXECUTIVE OFFICE     CITY AND STATE    ZIP CODE

2055 CORTE DEL NOGAL                                  CARLBAD, CA       92009
--------------------------------------------------------------------------------
6.  CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF
    PROCESS

    [ ]  AN INDIVIDUAL RESIDING IN CALIFORNIA
    [x] A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505.

    AGENT'S NAME:  CORPORATION SERVICE COMPANY WHICH WILL DO BUSINESS IN
                   CALIFORNIA AS CSC-LAWYERS INCORPORATING SERVICE
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7.  ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CA, IF AN INDIVIDUAL
                                                   CITY        STATE    ZIP CODE
                                                                CA
--------------------------------------------------------------------------------
CONVERTING ENTITY INFORMATION
--------------------------------------------------------------------------------
8.  NAME OF CONVERTING ENTITY
LINEAR CORPORATION
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9.  FORM OF ENTITY         10. JURISDICTION
STOCK CORPORATION               CALIFORNIA
--------------------------------------------------------------------------------
11. CA SECRETARY OF STATE FILE NUMBER, IF ANY
                   414680
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12. THE PRINCIPAL TERMS OF THE PLAN OF CONVERSION WERE APPROVED BY A VOTE OF THE
    NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE
    VOTE REQUIRED. IF A VOTE WAS REQUIRED, PROVIDE THE FOLLOWING:

    NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE  PERCENTAGE VOTE REQUIRED
    --------------------------------------------------------------  ------------------------
    100 SHARES OF COMMON STOCK                                                51%


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ADDITIONAL INFORMATION
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13. NUMBER OF PAGES ATTACHED, IF ANY: 0      THE ATTACHED PAGES ARE INCORPORATED
                                             HEREIN BY THIS REFERENCE.
--------------------------------------------------------------------------------
14. CLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.


      /s/ Edward J. Cooney                   EDWARD J. COONEY, VP AND TREASURER
    ------------------------------           -----------------------------------
    SIGNATURE OF AUTHORIZED PERSON           TYPE OR PRINT NAME AND TITLE OF
                                             AUTHORIZED PERSON

     /s/ Kevin W. Donnelly                   KEVIN W. DONNELLY, VP AND SECRETARY
    ------------------------------           -----------------------------------
    SIGNATURE OF AUTHORIZED PERSON           TYPE OR PRINT NAME AND TITLE OF
                                             AUTHORIZED PERSON
--------------------------------------------------------------------------------
LLC-1A (REV 04/2003)
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